
                                                                                             Exhibit 21
                           THERMO ELECTRON CORPORATION

                         Subsidiaries of the Registrant

As of February 14, 2001, Thermo Electron Corporation owned the following companies:

                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

Thermo Coleman Corporation                                                Delaware                100
    Thermo Information Solutions Inc.                                     Delaware                100
        Thermo Info France S.A.                                            France                 100
        Thermo Info UK Limited                                            England                 100
           Open Connections Holdings Limited                              England                 100
        TIS Holdings, Inc.                                             New Hampshire              100
Peter Brotherhood Holdings Ltd.                                           England                 100
    Aircogen Ltd.                                                         England                  80
    Peter Brotherhood Limited                                             England                 100
        Peter Brotherhood Pension Fund Trustees Ltd.                      England                 100
        Thermo Electron Realty Limited                                    England                 100
    Thermo Holdings Limited                                               England                 100
Thermo Electron, S.A. de C.V.                                              Mexico                 100
VIASYS Healthcare Inc.                                                    Delaware                100
    Corpak LLC                                                            Delaware                100
    SensorMedics Corporation                                              Delaware                100
        SensorMedics B.V.                                               Netherlands               100
        SensorMedics (Deutschland) GmbH                                   Germany                 100
    Eden Medical Electronics, Inc.                                        Delaware                100
    Grason-Stadler, Inc.                                               Massachusetts              100
    Neuroscience Limited                                                  England                 100
    Nicolet Biomedical Japan Inc.                                          Japan                  100
    Nicolet Biomedical Ltd.                                               England                 100
    Nicolet Biomedical S.A.R.L.                                            France                 100
    Nicolet - EME GmbH                                                    Germany                 100
    Nicolet Vascular Inc.                                                 Delaware                100
        ILS, Inc.                                                         Delaware                100
        IMEX International, Inc.                                          Colorado                100
    Bear Medical Systems Inc.                                             Delaware                100
    Bird Medical Technologies, Inc.                                      California               100
        Bird Products Corporation                                        California               100
           Bird Life Design Corporation                                  California               100
        Stackhouse, Inc.                                                 California               100
    Medical Data Electronics, Inc.                                        Delaware                100
    Tecomet Inc.                                                       Massachusetts              100
    Thermo Polymer LLC                                                    Delaware                100
Gulf Precision, Inc.                                                      Arizona                 100
    Seeley Enterprises, Inc.                                             New Mexico               100
ITC Holdings Inc.                                                         Delaware                100
Keystone Scientific Inc.                                                Pennsylvania              100
Loftus Furnace Company                                                  Pennsylvania              100






                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

Met-Therm, Inc.                                                             Ohio                  100
NAPCO, Inc.                                                             Connecticut               100
Nicolet Biomedical of California Inc.                                    California               100
North East Surgical Tool Corp.                                         Massachusetts              100
North Carbondale Minerals, Inc.                                          California               100
Thermo WI, Inc.                                                          Wisconsin                100
Perfection Heat Treating Company                                          Michigan                100
San Marcos Resource Recovery, Inc.                                       California               100
Southern Ocean County Resource Recovery, Inc.                            New Jersey               100
Staten Island Cogeneration Corporation                                    New York                100
TE Great Lakes Inc.                                                       Michigan                100
TEC Cogeneration Inc.                                                     Florida                 100
South Florida Cogeneration Associates                                     Florida                  50*
TEC Energy Corporation                                                   California               100
    North County Resource Recovery  Associates                           California               100*
    (50% of which is owned directly by
     San Marcos Resource Recovery, Inc.)
Thermo Electron Export Inc.                                               Barbados                100
Thermo Electron (London) Ltd.                                             England                  50*
Thermo Finance (UK) Limited                                               England                 100
Thermo Foundation, Inc.                                                Massachusetts              100
TMO THI Holdings Inc.                                                     Delaware                100
Thermo Leasing Corporation                                                Delaware                100
    Thermo Capital Company LLC                                            Delaware                 50
ThermoTrex Acquisition Corporation                                        Delaware                100
    ThermoLase Acquisition Corporation                                    Delaware                100
TMO, Inc.                                                              Massachusetts              100
TMOI Inc.                                                                 Delaware                100
TMOTFG Holdings Corp.                                                     Delaware                100
Erich Jaeger Holdinds Deutschland                                         Germany                 100
    Erich Jaeger GmbH                                                     Germany                 100
        HMS Health Management Systems GmbH                                Germany                 100
        Erich Jaeger Gesellschaft m.b.H.                                  Austria                 100
        Erich Jaeger (U.K.) Ltd.                                          England                 100
        Erich Jaeger S.A.R.L.                                              France                 100
        Erich Jaeger B.V.                                               Netherlands               100
        Erich Jaeger Benelux B.V.                                       Netherlands               100
        Erich Jaeger, Inc.                                                Delaware                100
TMO TCA Holdings, Inc.                                                    Delaware                100
Walpak Company                                                            Illinois                100
Thermo Detection Inc.                                                     Delaware                100
    Detection Securities Corporation                                   Massachusetts              100
    Thermo Orion Inc.                                                  Massachusetts              100
        Advanced Sensor Technology                                     Massachusetts              100
        Orion Research Limited                                            England                 100
        Thermo Orion Puerto Rico Inc.                                     Delaware                100
        Russell pH Limited                                                Scotland                100




                                       2




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Rutter & Co.                                                        Netherlands               100
        Rutter Instrumentation S.A.R.L.                                    France                  90
        Systech B.V.                                                    Netherlands                50
    Thermo Keytek LLC                                                     Delaware                100
    ThermedeTec Corporation                                               Delaware                100
        Thermedics Detection de Argentina S.A.                           Argentina                 99
        (additionally 1% of the shares are owned
        directly by Thermo Detection Inc.)
        Thermedics Detection de Mexico, S.A. de C.V.                       Mexico                  99
        (additionally 1% of the shares are owned
        directly by Thermo Detection Inc.)
        Thermedics Detection Limited                                      England                 100
        Thermedics Detection Scandinavia AS                                Norway                 100
Thermo Sentron Inc.                                                      Delaware                 100
    Allen Coding Systems Limited                                          England                 100
        Thermo Allen Coding Corporation                                   Delaware                100
    Goring Kerr Limited                                                   England                 100
        Best Checkweighers Limited                                        England                 100
        Intertest (UK) Limited                                            England                 100
    Goring Kerr Detection Limited                                         England                 100
        Goring Kerr (NZ) Limited                                        New Zealand               100
        Goring Kerr Canada Inc.                                            Canada                 100
    Goring Kerr Inc.                                                      New York                100
    Ramsey France S.A.R.L.                                                 France                 100
    Ramsey Ingenieros S.A.                                                 Spain                  100
    Ramsey Italia S.R.L.                                                   Italy                  100
        Tecno Europa Elettromeccanica S.R.L.                               Italy                  100
    Thermo Ramsey Inc.                                                 Massachusetts              100
        Xuzhou Ramsey Technology Development Co., Limited                  China                   50*
    Thermo Sentron Australia Pty. Ltd.                                   Australia                100
    Thermo Sentron B.V.                                                 Netherlands               100
    Thermo Sentron Canada Inc.                                             Canada                 100
    Thermo Sentron Limited                                                England                 100
        Hitech Electrocontrols Limited                                    England                 100
           Hitech Licenses Ltd.                                           England                 100
           Hitech Metal Detectors Ltd.                                    England                 100
        Westerland Engineering Ltd.                                       England                 100
   Thermo Sentron SEC Corporation                                      Massachusetts              l00
   Thermo Sentron (South Africa) Pty. Ltd.                              South Africa              100
Thermo Voltek Europe B.V.                                               Netherlands               100
    Comtest Italia S.R.L.                                                  Italy                  100
    Comtest Limited                                                       England                 100
UVC Realty Corp.                                                          New York                100
Thermo Administrative Services Corporation                                Delaware                100
Thermo Amex Management Company Inc.                                       Delaware                100
    Thermo Amex Finance, L.P.                                             Delaware                 99*
        Thermo Amex Convertible Growth Fund I., L.P.                      Delaware                 99*




                                       3




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

Ecotek Newco Corporation                                                  Delaware                100
    Mountainview Power Development Company LLC                            Delaware                100
Thermo Ecotek Corporation                                                 Delaware                100
    Central Valley Fuels Management Inc.                                  Delaware                100
    Delano Energy Company Inc.                                            Delaware                100
    Eco Fuels Inc.                                                        Wyoming                 100
    Independent Power Services Corporation                                 Nevada                 100
    KFP Operating Company, Inc.                                           Delaware                100
    Lake Worth Generation Corporation                                     Delaware                100
    Lake Worth Generation LLC                                             Delaware                100
    Mountainview Power Company                                            Delaware                100
    Mountainview Power Company LLC                                        Delaware                100
        Mountainview Power Construction Company                           Delaware                100
    Riverside Canal Power Company                                        California               100
    SFS Corporation                                                    New Hampshire              100
    Thermo Fuels Inc.                                                     Delaware                100
        KFx Fuel Partners, L.P.                                           Delaware                100
    TES Securities Corporation                                            Delaware                100
    Thermendota, Inc.                                                    California               100
        Mendota Biomass Power, Ltd.                                      California               100
           MBPL Agriwaste Corporation                                    California               100
    Thermo Ecotek International Holdings Inc.                          Cayman Islands             100
        Gouripore Power Company Pvt. Ltd.                                  India                   83
        Thermo Ecotek Europe Holdings B.V.                              Netherlands               100
           EMD Ventures B.V.                                            Netherlands                65*
               Kraftwerk, Premnitz GmbH & Co KG                           Germany                  65
               EMD Pribram sro                                         Czech Republic              65
               Magnicon B.V.                                            Netherlands              83.5
                  ECS sro                                              Czech Republic            83.5
           EuroEnergy Group B.V.                                        Netherlands                50*
        Thermo EuroVentures sro                                        Czech Republic             100
    Thermo Ecotek International Inc.                                   Cayman Islands             100
        TCK Cogeneration Dominicana Inc.                               Cayman Islands             100
        (1% of which shares are owned directly by
        Thermo Ecotek International Holdings Inc.)
        TCK Dominicana Holdings Inc.                                   Cayman Islands             100
        (1% of which shares are owned directly by
        Thermo Ecotek International Holdings Inc.)
    Thermo Electron of Maine, Inc.                                         Maine                  100
        Gorbell/Thermo Electron Power Company                              Maine                   80*
    Thermo Electron of New Hampshire, Inc.                             New Hampshire              100
        Hemphill Power and Light Company                               New Hampshire               66*
    Thermo Electron of Whitefield, Inc.                                New Hampshire              100
        Whitefield Power and Light Company                             New Hampshire              100*
        (39% of which is owned
        directly by SFS Corporation)




                                       4




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Star Natural Gas Company                                              Delaware                 95
        Star/RESC LLC                                                      Texas                   75
        Star Field Services Company                                       Delaware                100
           Totem Gas Storage Company LLC                                  Colorado                 90
           Totem Power, LLC                                               Colorado                100
    Thermo Fuels Company, Inc.                                           California               100
    Thermo Trilogy Corporation                                            Delaware               80.03
        Thermo Trilogy International Holdings, Inc.                    Cayman Islands             100
           AgriSense-BCS, Ltd.                                            England                 100
           P J Margo Pvt. Ltd.                                             India                   50*
           AgriDyne Technologies S.A. de C.V.                              Mexico                 100
    Ulna Incorporated                                                    California               100
    West County Generation LLC                                            Delaware                100
    Woodland Biomass Power, Inc.                                         California               100
        Woodland Biomass Power, Ltd.                                     California               100*
        (.1% of which is owned directly
        by Thermo Ecotek Corporation)
Thermo Electron Foundation, Inc.                                       Massachusetts              100
Thermo Electron Metallurgical Services, Inc.                               Texas                  100
Thermo Finance Company B.V.                                             Netherlands               100
Thermo Fibertek Inc.                                                      Delaware               90.62
    AES Equipos y Sistemas S.A. de C.V.                                    Mexico                 100
    ArcLine Products, Inc.                                                New York                100
    Fibertek Construction Company, Inc.                                    Maine                  100
    Thermo AES Canada Inc.                                                 Canada                 100
    Thermo Black Clawson Inc.                                             Delaware                100
        Thermo Black Clawson (China)                                       China                  100
    Thermo Black Clawson S.A.                                              France                 100
    Thermo Fibertek Holdings Limited                                      England                 100
        Thermo Black Clawson Limited                                      England                 100
        Thermo Fibertek U.K. Limited                                      England                 100
           D.S.T. Pattern Engineering Company Limited                     England                 100
               Vickerys Limited                                           England                 100
                  Winterburn Limited                                      England                 100
    Thermo Web Systems, Inc.                                           Massachusetts              100
        Fiberprep Inc.                                                    Delaware                 95
        (31.05% of which shares are owned
        directly by E. & M. Lamort, S.A.)
           Fiberprep Securities Corporation                               Delaware                100
    TMO Lamort Holdings Inc.                                              Delaware                100
        E. & M. Lamort, S.A.                                               France                 100
           Acreboten A.B.                                                  Sweden                 100
           Lamort Equipementos Industrials Ltda.                           Brazil                  60*
           Lamort GmbH                                                    Germany                 100
           Lamort Iberia S.A.                                             Spain                  100
           Lamort Italia S.R.L.                                            Italy                  100
           Lamort Paper Services Ltd.                                     England                 100
           Nordiska Lamort Lodding A.B.                                    Sweden                 100




                                       5




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Fibergen Inc.                                                  Delaware               90.56
    (additionally 0.08% of the shares are owned
    directly by Thermo Electron Corporation)
        Fibergen Securities Corporation                                Massachusetts              100
        GranTek Inc.                                                     Wisconsin                100
        Next Fiber Products Inc.                                          Delaware                100
Analytical Instrument Development, Inc.                                 Pennsylvania              100
Eberline Instrument Company Limited                                       England                 100
Eberline Instrument Corporation                                          New Mexico               100
Epsilon Industrial Inc.                                                    Texas                  100
Thermo Life Sciences Limited                                              England                 100
    Kenbury Limited                                                       England                 100
    Denley Ltd.                                                           England                 100
Gas Tech, Inc.                                                           California               100
    Gas Tech Partnership                                                 California                50*
    Gastech Instruments Canada Ltd.                                        Canada                 100
Life Sciences International Limited                                       England                 100
    Comdata Services Limited                                              England                 100
        Lipshaw Limited                                                   England                 100
        Luckham Limited                                                   England                 100
        Phicom Limited                                                    England                 100
        Southions Investments Limited                                     England                 100
        Sungei Puntar Rubber Estate Limited                               England                 100
        Westions Limited                                                  England                 100
        Whale Scientific Limited                                          England                 100
        Forma Scientific Ltd.                                             England                 100
    Ravensward Ltd.                                                       England                 100
    E-C Apparatus Ltd.                                                    England                 100
    Shandon (Germany) Ltd.                                                England                 100
    Savant Instruments Ltd.                                               England                 100
    Helmet Securities Limited                                             England                 100
        Life Sciences International Kft                                   Hungary                 100
        Life Sciences International, Inc.                               Pennsylvania              100
           LSI (US) Inc.                                                  Delaware                100
        LSI North America Service Inc.                                    Delaware                100
        Life Sciences International Holdings BV                         Netherlands               100
           Life Sciences International (Poland) SP z O.O                   Poland                 100
    Britlowes Limited                                                     England                 100
    Commendstar Limited                                                   England                 100
    Consumer & Video Holdings Limited                                     England                 100
        Video Communications Limited                                      England                 100
    Greensecure Projects Limited                                          England                 100
        Hybaid Ltd.                                                       England                 100
           Hybaid BV                                                    Netherlands               100
    Labsystems Europe SA                                                   Spain                  100
    Labsystems Ges mbH                                                    Austria                 100




                                       6




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Omnigene Limited                                                      England                58.50
    Shenbridge Limited                                                    England                 100
    Southern Instruments Holdings Limited                                 England                 100
        Finishlong Ltd.                                                   England                 100
Metrika Systems Corporation                                               Delaware                100
    Gamma-Metrics Minerals Pty Ltd.                                   South Australia             100
    Thermo Radiometrie                                                     France                 100
    Gamma-Metrics                                                        California               100
        Thermo Gamma-Metrics India Private Limited                         India                  100
    Thermo MF Physics Corporation                                         Delaware                100
    Thermo Radiometrie Corporation                                        Delaware                100
    Radiometrie U.S.A., Inc.                                             California               100
    Radiometrie Limited                                                   England                 100
National Nuclear Corporation                                             California               100
    Thermo Nucleonics LLC                                                 Delaware                 51
    (additionally, 49% of the shares are owned
    directly by TBA Nucleonics Holding Corporation)
ONIX Systems Inc.                                                         Delaware                100
    Thermo Brandt Instruments Inc.                                        Delaware                100
    CAC Inc.                                                              Delaware                100
        Flow Automation Inc.                                               Texas                  100
        Lots 82 and 83, Inc.                                             Louisiana                100
        Mid-South Power Systems, Inc.                                    Louisiana                100
        Mid-South Controls & Services, Inc.                              Louisiana                100
        Thermo Instrument Controls de Mexico, S.A. de C.V.                 Mexico                 100
        (1% of which shares are owned directly
        by ONIX Systems Inc.)
        ONIX Process Analysis Inc.                                         Texas                  100
    OnIX Holdings Limited                                                 England                 100
        CAC UK Limited                                                    England                 100
        ONIX Measurement Limited                                          England                 100
        ONIX Process Analysis Limited                                     England                 100
    Polysonics, Inc.                                                       Texas                  100
    TN Spectrace Europe B.V.                                            Netherlands               100
    TN Technologies Inc.                                                   Texas                  100
        Kay-Ray/Sensall, Inc.                                             Delaware                100
        TN Technologies Canada Inc.                                        Canada                 100
    Thermo Westronics Inc.                                                 Texas                  100
Thermo Nicolet Corporation                                               Wisconsin                100




                                       7




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Electron German Holdings Inc.                                  Delaware               35.4
    (7.2% of shares are owned directly by Dynex Technologies Inc.,
    6.6% of shares are owned directly by Radiometrie Corporation, 16.6%
    of shares are owned directly by Metrika Systems Corporation, 2.2%
    of shares are owned directly by Thermo Electron Corporation, 0.5%
    of shares are owned directly by ThermoSpectra Corporation, 29.3%
    of shares are owned directly by Finnigan MAT (Nevada) Inc., 2.2%
    of shares are owned directly by ThermedTec Corp.)
    Thermo Vacuum Generators Inc.                                         Delaware                100
    FI Instruments Inc.                                                   Delaware                100
    Thermo Haake Inc.                                                     Delaware                100
    Scintag, Inc.                                                        California               100
    Thermo Spectronic Inc.                                                Delaware                100
        SLM International Inc.                                            Illinois                100
    Thermo Elemental Inc.                                              Massachusetts              100
        Thermo ARL U.S. LLC                                               Delaware                100
        A.R.L. Applied Research Laboratories S.A.                       Switzerland               100
           Fisons Instruments (Proprietary) Limited                     South Africa              100
           Thermo Optek Wissenschaftliche Gerate GesmbH                   Austria                 100
        Baird Do Brazil Representacoes Ltda.                               Brazil                 100
        Beijing Baird Analytical Instrument Technology Co.                 China                  100
        Limited
    Thermo Cahn Corporation                                              Wisconsin                100
        Mattson Instruments Limited                                       England                 100
        Thermo Optek Limited                                              England                 100
           Thermo VG Systems Limited                                      England                 100
           Norlab Instruments Ltd.                                        England                 100
           Thermo Elemental Limited                                       England                 100
           Unicam Limited                                                 England                 100
               Unicam Export Limited                                      England                 100
        Unicam Italia SpA                                                  Italy                  100
        Unicam S.A.                                                       Belgium                 100
    Thermo Instruments Nordic AB                                           Sweden                 100
        Thermo Instruments Nordic AS                                       Norway                 100
    Nicolet Japan K.K.                                                     Japan                  100
    Thermo Spectra-Tech Inc.                                             Wisconsin                100
    Optek Securities Corporation                                       Massachusetts              100
    Planweld Holding Limited                                              England                 100
        Thermo Nicolet Limited                                            England                 100
           Hilger Analytical Limited                                      England                 100
        Thermo Electron Limited                                           England                 100
    Thermo Instrument Systems Japan Holdings, Inc.                        Delaware                100
        Nippon Jarrell-Ash Company, Ltd.                                   Japan                  100
    Thermo Instruments (Canada) Inc.                                       Canada                 100
        Fisons Instruments Inc.                                            Canada                 100
        Unicam Analytical Inc.                                             Canada                 100




                                       8




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Optek S.A.R.L.                                                  France                 100
    Thermo Optek Holding B.V.                                           Netherlands               100
        Thermo Optek B.V.                                               Netherlands               100
           Thermo Optek N.V.                                              Belgium                  99
           (additionally, 1% of the shares are owned
           by Thermo Optek Holding B.V.)
    Tein Benelux B.V.                                                   Netherlands               100
Thermo Optek Materials Analysis (S.E.A.) Pte Limited                     Singapore                100
ThermoSpectra Corporation                                                 Delaware                100
    Gould Instrument Systems, Inc.                                          Ohio                  100
        Gould & Nicolet S.A.                                               France                  95
        (additionally, 5% of the shares are owned directly by
        ThermoSpectra Corporation)
    Thermo Kevex X-Ray Inc.                                               Delaware                100
    Neslab Instruments Europa BV                                        Netherlands               100
    Thermo NESLAB Inc.                                                 New Hampshire              100
    Nicolet Instrument Technologies Inc.                                 Wisconsin                100
    Thermo Noran Inc.                                                    Wisconsin                100
    ThermoMicroscopes Corp.                                              California               100
        ThermoMicroscopes S.A.                                          Switzerland               100
        PSI Virgin Islands Incorporated                             U.S. Virgin Islands           100
    ThermoSpectra  B.V.                                                 Netherlands               100
        Nicolet Technologies B.V.                                       Netherlands               100
        NORAN Instruments B.V.                                          Netherlands               100
    ThermoSpectra Limited                                                 England                 100
        Nicolet Technologies Ltd.                                         England                 100
Spectrace Instruments Inc.                                               California               100
TMO THI Acquisition Corp.                                                 Delaware                100
Thermo Electron Sweden Forvaltning AB                                      Sweden                 100
    Spectra-Physics AB                                                     Sweden                  99
        Spectra-Physics Holdings USA, Inc.                                Delaware                100
           Pharos Holdings, Inc.                                          Delaware                100
               Thermo BLH Inc.                                            Delaware                100
                  Pharos de Costa Rica S.A.                              Costa Rica               100
               Automatic Power, Inc.                                      Delaware                100
               Spectra-Physics VisionTech, Inc.                           Delaware                100
           Pharos Tech, Inc.                                              Delaware                100
           Spectra-Physics Lasers, Inc.                                   Delaware               78.1
               Laser Analytical Systems GmbH                              Germany                 100
                  Laser Analytical Systems, Inc.                                                  100
               Opto Power Corporation                                     Delaware                100
               Spectra-Physics Laser Data Systems, Inc.                   Delaware                100
               Spectra-Physics France S.A.                                 France                 100
               Spectra-Physics GmbH                                       Germany                 100
               Spectra-Physics K.K.                                        Japan                  100
               Spectra-Physics Lasers B.V.                              Netherlands               100
               Spectra-Physics Lasers Ltd.                                England                 100




                                       9




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

           Spectra-Physics Foreign Sales Corp.                            Barbados                100
           Spectra-Physics Canada Ltd.                                     Canada                 100
        Spectra-Physics Holdings Plc                                      England                 100
           AB Pharos Marine Ltd.                                          England                 100
               Pharos Marine Pte Ltd.                                    Singapore                100
           Automatic Power Ltd.                                           England                 100
           Continental Satellite TV Ltd.                                  England                 100
        Spectra-Physics Holdings S.A.                                      France                 100
        Saroph B.V.                                                     Netherlands               100
        Thermo Nobel AB                                                    Sweden                 100
           Nobel Electronique S.A.R.L.                                     France                 100
           Nobel Elektroniikka Oy AB                                      Finland                 100
           Nobel Elektronikk A/S                                           Norway                 100
           Nobel Elektronik GmbH                                          Germany                 100
           AB Givareteknik                                                 Sweden                 100
           Nobel Systems Ltd.                                             England                 100
        AB Pharos Marine                                                   Sweden                 100
        Thermo Radiometrie Oy                                             Finland                 100
        Thermo Radiometrie KK                                              Japan                  100
        Spectra Precision (Asia) Pte. Ltd.                               Singapore                100
        Saroph Sweden AB                                                   Sweden                 100
Finnigan FT/MS Inc.                                                       Delaware                100
Thermo Finnigan LLC                                                       Delaware                100
    Finnigan Instruments, Inc.                                            New York                100
    Finnigan International Sales, Inc.                                   California               100
    Finnigan MAT China, Inc.                                             California               100
    Finnigan MAT (Delaware), Inc.                                         Delaware                100
    Finnigan MAT Instruments, Inc.                                         Nevada                 100
    Finnigan MAT International Sales, Inc.                               California               100
    Finnigan MAT (Nevada), Inc.                                            Nevada                 100
        Finnigan MAT S.R.L.                                                Italy                  100
           Thermo Separation Products S.R.L.                               Italy                  100
        Thermo Masslab Limited                                            England                 100
           H.D. Technologies Limited                                      England                 100
        Thermo Instruments Australia Pty. Limited                        Australia                100
        Thermo Finnigan Ltd.                                              England                 100
           Hypersil Limited                                               England                 100
    Finnigan Properties, Inc.                                            California               100
Thermo Forma Inc.                                                         Delaware                100
    Thermo IEC Inc.                                                       Delaware                100
        International Equipment Company Limited                           England                 100
    Thermo Savant Inc.                                                    New York                100
Thermo Hypersil Inc.                                                      Delaware                100
Life Sciences International (Hong Kong) Limited                          Hong Kong                100
TMQ SEG (Hong Kong) Limited                                              Hong Kong                100
ThermoQuest B.V.                                                        Netherlands               100
    Thermo Separation Products B.V. B.A.                                  Belgium                 100




                                       10




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

Thermo Finnigan France                                                     France                 100
    Finnigan Automass S.A.                                                 France                 100
    Thermo Separation Products S.A.                                        France                 100
    Thermo Hypersil                                                        France                 100
ThermoQuest Italia S.p.A.                                                  Italy                  100
ThermoQuest Spain S.A.                                                     Spain                  100
ThermoQuest Wissenschaftliche Gerate GmbH                                 Austria                 100
Thermo Separation Products AG                                           Switzerland               100
ThermoQuest K.K.                                                           Japan                  100
Thru-Put Systems, Inc.                                                    Florida                 100
SID Instruments Inc.                                                      Delaware                100
    FI S.A.                                                                France                 100
    Fisons Instruments BV                                               Netherlands               100
    Fisons Instruments NV                                                 Belgium                 100
    Fisons Instruments K.K.                                                Japan                  100
    NK Instruments Inc.                                                   Delaware                100
    Thermo Capillary Electrophoresis Inc.                                 Delaware                100
    Thermo Haake Ltd.                                                     England                 100
    Thermo Haake (U.K.) Limited                                           England                 100
    Thermo Instrumentos Cientificos S.A.                                   Spain                  100
Thermo BioAnalysis Corporation                                            Delaware                100
    Thermo BioStar Inc.                                                   Delaware                100
    Data Medical Associates, Inc.                                          Texas                  100
        DMA Latinoamericana S.A. de C.V.                                   Mexico                  50
    Labsystems (SEA) Pte. Ltd.                                           Singapore                100
    Fastighets AB Skrubba                                                  Sweden                 100
    Dynex Technologies spol. s.r.o.                                    Czech Republic             100
    DYNEX Technologies (Asia) Inc.                                        Delaware                100
    Thermo DYNEX Inc.                                                     Virginia                100
    Thermo Labsystems B.V.                                              Netherlands               100
    Labsystems, Inc.                                                      Delaware                100
    Thermo BioAnalysis Japan K.K.                                          Japan                  100
    Labsystems OY                                                         Finland                 100
        Thermo Labsystems India Pvt. Ltd.                                  India                  100
        Biosystems OY                                                     Finland                 100
           Konelab OY                                                     Finland                 100
               AO Analytical Systems                                    Russian Fed.              100
        Labsystems (Hong Kong) Limited                                   Hong Kong                 99
        Labsystems BTD                                                     China                   67
        Labsystems LHD                                                     China                   90
        Labsystems Lenpipette                                              Russia                  95
        Labsystems Pakistan (Private) Ltd                                 Pakistan               33.50
    Labsystems Sweden AB                                                   Sweden                 100
    Labsystems (UK) Limited                                               England                 100




                                       11




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Shandon Ltd.                                                   England                 100
        Anglia Scientific Instruments Limited                             England                 100
        Shandon Southern Instruments Limited                              England                 100
        Life Sciences International (Benelux) B.V.                      Netherlands               100
           Labsystems B.V.                                              Netherlands               100
    Thermo Shandon Inc.                                                 Pennsylvania              100
        E-C Apparatus Corporation                                         Florida                 100
        Whale Scientific Corporation                                      Colorado                100
        ALKO Diagnostic Corporation                                    Massachusetts              100
    TBA Nucleonics Holding Corporation                                    Delaware                100
    TBA Securities Corporation                                         Massachusetts              100
    Thermo BioAnalysis GmbH                                               Germany                  85
    (additionally 15% is owned by Thermo Electron
    German Holdings USA Inc.)
        BLH-SR-4 Sensoren GmbH                                            Germany                 100
        DYNEX Technologies GmbH                                           Germany                 100
           Nicolet Instrument GmbH                                        Germany                 100
        Hybaid GmbH                                                       Germany                 100
           Gebruder Haake GmbH                                            Germany                  90
           (additionally, 10% of the shares are owned
           directly by Thermo Nicolet Corporation)
               RHEO S.A.                                                   France                 100
           Interactiva Biotechnologie GmbH                                Germany                 100
        ITC Grundstucksverwaltungs GmbH                                   Germany                 100
           ITC Grundstucksverwaltungs GmbH & Co.                          Germany                  90
           (additionally 10% of the shares are owned by ITC
           Holdings Inc.)
        Labsystems GmbH                                                   Germany                 100
        Thermo Finnigan GmbH                                              Germany                  90
        (additionally, 10% of the shares are owned
        directly by Metrika Systems Corporation)
           Therno Life Sciences GmbH                                      Germant                 100
           Thermo Hypersil GmbH                                           Germany                 100
           Finnigan MAT GmbH                                              Germany                 100
           ThermoQuest Analytische Systeme GmbH                           Germany                 100
        Shandon GmbH                                                      Germany                 100
        Thermo Radiometrie GmbH                                           Germany                  90
        (additionally 10% of the shares are owned
        directly by Metrika Systems Corporation)
           DMC Mess-& Regeltechnik GmbH                                   Germany                 100
               ESM Eberline Instruments GmbH                              Germany                 100
        Thermo LabSystems Vertriebs GmbH                                  Germany                 100
        Goring Kerr Detection GmbH                                        Germany                 100
           Thermo Sentron GmbH                                            Germany                 100
        Thermo Instruments GmbH                                           Germany                 100
           ESM Andersen Instruments GmbH                                  Germany                 100




                                       12




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

        Thermedics Detection GmbH                                         Germany                 100
        ThermoSpectra GmbH                                                Germany                 100
           Gould Nicolet Messtechnik GmbH                                 Germany                 100
               Thermo NORAN GmbH                                          Germany                 100
           TopoMetrix GmbH                                                Germany                 100
    Thermo BioAnalysis (Guernsey) Ltd.                                Channel Islands             100
    Thermo BioAnalysis Limited                                            England                 100
        Thermo Fast U.K. Limited                                          England                 100
    Thermo BioAnalysis Holdings, Limited                                  England                 100
        Dynex Technologies Limited                                        England                 100
        Thermo LabSystems Limited                                         England                 100
    Thermo BioAnalysis S.A.                                                France                 100
        Shandon France S.A.                                                France                 100
        Thermo LabSystems S.A.R.L.                                         France                 100
        Labsystems S.A.R.L.                                                France                 100
    Thermo LabSystems (Australia) Pty Limited                            Australia                100
    Thermo LabSystems Inc.                                             Massachusetts              100
    BioAnalysis Labsystems, S.A.                                           Spain                  100
    Trace Scientific Limited                                             Australia                100
        Trace BioSciences Pty. Ltd.                                      Australia                100
        Trace BioSciences NZ Limited                                    New Zealand                99
        Trace America, Inc.                                               Florida                 100
        Herbos Dijaganosticka                                             Croatia                  50
        Shanghai Long March Chiron Trace Medical Science Co.               China                   22
        Ltd.
Thermo Environmental Instruments Inc.                                    California               100
    Thermo Andersen Inc.                                                  Delaware                100
        Andersen Instruments Limited                                      England                 100
    Thermo MIE Corporation                                             Massachusetts              100
Thermo Instruments do Brasil Ltda.                                         Brazil                 100
(1% of which shares are owned directly
by Thermo Jarrell Ash Corporation)
Van Hengel Holding B.V.                                                 Netherlands               100
    Thermo Instrument Systems B.V.                                      Netherlands               100
        Euroglas B.V.                                                   Netherlands               100
        Mesure de Traces B.V.                                           Netherlands               100
        ThIS Automation B.V.                                            Netherlands               100
        This Analytical B.V.                                            Netherlands               100
        This Gas Analysis B.V.                                          Netherlands               100
        This Lab Systems B.V.                                           Netherlands               100
        This Scientific B.V.                                            Netherlands               100
    Thermo Jarrell Ash, S.A.                                               Spain                  100
Thermo Vision Corporation                                                 Delaware                100
    Thermo CIDTEC Inc.                                                    New York                100
    Centro Vision Inc.                                                    Delaware                100
    Hilger Crystals Limited                                               England                 100
    Thermo Laser Science Inc.                                             Delaware                100




                                       13




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    Thermo Oriel Corporation                                              Delaware                100
    Thermo Opticon Corporation                                            Delaware                100
Thermo Power Corporation                                               Massachusetts              100
    ACI Holdings Inc.                                                     New York                100
    NuTemp, Inc.                                                          Illinois                100
    Tecogen Securities Corporation                                     Massachusetts              100
    T-Lyte Corporation                                                    Delaware                 98
Holcroft (Canada) Limited                                                  Canada                 100
Holcroft Corporation                                                      Delaware                100
    Holcroft GmbH                                                         Germany                 100
TTT Metals of Minnesota Inc.                                             Minnesota                100
    TTT Metals of California Inc.                                        California               100
TTT Metals of Wisconsin Inc.                                             Wisconsin                100
TMA/Hanford, Inc.                                                        Washington               100
Clark-Trombley Consulting Engineers, Inc.                                 Michigan                100
Thermo REI Inc.                                                           Michigan                100
Randers Engineering of Massachusetts, Inc.                                Michigan                100
RGPC Inc.                                                                 Michigan                100
Thermo RDC Inc.                                                           Michigan                100
Thermo VTC Inc.                                                           Michigan                100
Fellows, Read & Associates, Inc.                                         New Jersey               100
    George A. Schock & Associates, Inc.                                  New Jersey               100
    Jennison Engineering, Inc.                                            Vermont                 100
Lancaster Laboratories LLC                                                Delaware                100
    Skinner & Sherman, Inc.                                            Massachusetts              100
Thermo EuroTech (Delaware) Inc.                                           Delaware                100
Thermo EuroTech Ireland Ltd.                                              Ireland                 100
Thermo EuroTech N.V.                                                    Netherlands                91
    Grond- & Watersaneringstechniek Nederland B.V.                      Netherlands               100
    Refining & Trading Holland B.V.                                     Netherlands               100
ThermoRetec Corporation                                                   Delaware                100
    ThermoRetec Construction Corporation                                  Virginia                100
    GeoWest Golden Inc.                                                   Colorado                100
        GeoWest TriTechnics of Ohio, LLC                                  Colorado                100
    RETEC Thermal, Inc.                                                   Delaware                100
    TPS Technologies Inc.                                                 Florida                 100
        TPST Soil Recyclers of California Inc.                           California               100
           California Hydrocarbon, Inc.                                    Nevada                 100
        TPST Soil Recyclers of Maryland Inc.                              Maryland                100
           Todds Lane Limited Partnership                                 Maryland                100*
           (1% of which is owned directly
           by TPS Technologies Inc.)
        TPST Soil Recyclers of New York Inc.                              New York                100
        TPST Soil Recyclers of Oregon Inc.                                 Oregon                 100
        TPST Soil Recyclers of Washington Inc.                           Washington               100




                                       14




                              NAME                                 STATE OR JURISDICTION      PERCENT OF
                                                                      OF INCORPORATION         OWNERSHIP
------------------------------------------------------------------------------------------------------------

    TRI Oak Ridge Inc.                                                    Delaware                100
        TRI Oak Ridge LLC                                                 Delaware                 50
        (additionally, 50% of the shares are owned
        directly by Coleman Services Incorporated)
        TRUtech L.L.C.                                                    Delaware               47.5*
Thermo Securities Corporation                                             Delaware                100
Thermo Technology Ventures Inc.                                            Idaho                  100
    Plasma Quench Investment Limited Partnership                          Delaware                 60*
ThermoLase LLC                                                            Delaware                100
    ThermoLase England L.L.C.                                             Delaware                 46*
        ThermoLase (Scotland) Ltd.                                        Scotland                100
        ThermoLase (Ireland) Ltd.                                         Ireland                 100
        ThermoLase UK Limited                                             England                 100
        ThermoLase Iberica, S.A.                                           Spain                  100
        ThermoLase (South Africa) Ltd.                                  South Africa              100
    ThermoLase Japan L.L.C.                                               Wyoming                  50*
ThermoTrex East Inc.                                                   Massachusetts              100
Trex Medical Corporation                                                  Delaware                100
    Trex Medical Systems Corporation                                      Delaware                100
        Trex Trophy Dental Inc.                                           Virginia                100
    Trex Medical France S.A.                                               France                 100
        Trophy Radiologie S.A.                                             France                 100
           Stephan'X S.A.                                                  France                 100
               SCI Boucher Debard Baudry Guillot                           France                 100
           Trophy Benelux S.A.                                            Belgium                 100
           Trophy Radiologie Italia S.R.L.                                 Italy                  100
           Trophy Radiologie Japan KK                                      Japan                  100
           Trophy Radiologie GmbH                                         Germany                 100
           P.T. Trophy Rajawali Indonesia                                Indonesia                 51*
           Trophy Radiologia Espana SA                                     Spain                  100
           Trophy Radiologie U.K. Ltd.                                    England                 100

 *Joint Venture/Partnership
